                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2001


                              SENTRY BUILDERS CORP.
             (Exact name of Registrant as specified in its charter)

                                     0-30974
                             Commission File Number

                Delaware                                       11-2159633
    (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                       Identification No.)

         38 Hartman Hill Road                                   11743
         Huntington, New York                                 (Zip Code)
(Address of principal executive offices)

                  Registrant's telephone number: (631)367-7450

                        --------------------------------

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 2001, Sentry Builder Corp. (the "Company" or "Sentry") acquired 100% of the issued and outstanding stock (50 shares) of Route 537 Realty, Inc. ("Route 537"), a New York corporation. The acquisition occurred pursuant to the terms of a Purchase Agreement made and entered into as of June 30, 2001 by and between Richard Melius (sole shareholder of Route 537) and Sentry Builders Corp. Pursuant to the terms of the Purchase Agreement, the Company acquired 100% of Route 537 (50 shares) in exchange for 3,000,000 shares of Sentry. Upon completion of the transaction, Route 537 Realty, Inc. became a wholly-owned subsidiary of Sentry. Richard Melius is the President and CEO of both companies.

Route 537 Realty, Inc. owns a motel and restaurant in Wrightstown, New Jersey, appraised at $1.5 million. The premises are mortgage free.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquisition. The financial statements required by this Item 7(a) are filed on pages F1-F12 of this report.

         (c) Exhibits (previously submitted)

          Exhibit Number       Description
          --------------       -----------

              99.1 Purchase Agreement dated June 30, 2001 by and between Richard Melius and Sentry Builders Corp.




                                       2
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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SENTRY BUILDERS CORP.
                                           (Registrant)

Date: August 9, 2001                       By /s/ Richard Melius
                                              ----------------------------------
                                              Richard Melius
                                              President and CEO

                              FINANCIAL STATEMENTS

                             ROUTE 537 REALTY CORP.
                                DECEMBER 31, 1999

                                TABLE OF CONTENTS

Independent Auditor's Report                                         Page F-3


FINANCIAL STATEMENTS

Balance Sheet - ASSETS                                               Page F-4

Balance Sheet - LIABILITIES AND STOCKHOLDERS' EQUITY                 Page F-5

Notes to Financial Statements                                        Page F-6

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
ROUTE 537 REALTY, CORP.
38 Hartman Hills Road
Huntingdon, NY  11743

We have audited the accompanying balance sheet of Route 537 Realty, Corp. as of December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Route 537 Realty, Corp. as of December 31, 1999 and the results of its operations and its cash flows and its (analysis of net worth/changes in stockholders' equity) for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                              /s/ F. X. Duffy & Co.


July 23, 2000

                             ROUTE 537 REALTY, CORP.

                                  BALANCE SHEET

                             AS OF DECEMBER 31, 1999



                                     ASSETS

TOTAL CURRENT ASSETS                                                $        0


OTHER ASSETS:

Mortgage Receivable                              760,942
                                              ----------

TOTAL OTHER ASSETS                                                     760,942
                                                                    ----------


TOTAL ASSETS                                                        $  760,942
                                                                    ==========













    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                                  BALANCE SHEET

                             AS OF DECEMBER 31, 1999



                      LIABILITIES AND STOCKHOLDERS' EQUITY

TOTAL CURRENT LIABILITIES                                           $        0


LONG TERM LIABILITIES:

Loan from shareholder                            1,123,250
                                                 ---------

TOTAL LONG TERM LIABILITIES                                          1,123,250
                                                                    ----------


TOTAL LIABILITIES                                                    1,123,250


STOCKHOLDERS' EQUITY:

Common Stock (Par Value $.01)                       50,000
Retained Earnings                                 (412,308)
                                                 ---------

TOTAL STOCKHOLDERS' EQUITY                                            (362,308)
                                                                    ----------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $  760,942
                                                                    ==========








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                          NOTES TO FINANCIAL STATEMENT

                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

1. NATURE OF BUSINESS

Route 537 Realty, Corp. (The "Company") is currently an inactive corporation with no business activity. The Company was incorporated in the State of New York on March 24, 1989. The Company operated as a real estate company until the sale of its real assets in 1994.

                              FINANCIAL STATEMENTS

                             ROUTE 537 REALTY CORP.
                                DECEMBER 31, 2000

                                TABLE OF CONTENTS

Independent Auditor's Report                                       Page F-9


FINANCIAL STATEMENTS

Balance Sheet - ASSETS                                             Page F-10

Balance Sheet - LIABILITIES AND STOCKHOLDERS' EQUITY               Page F-11

Notes to Financial Statements                                      Page F-12

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
ROUTE 537 REALTY, CORP.
38 Hartman Hills Road
Huntingdon, NY  11743

We have audited the accompanying balance sheet of Route 537 Realty, Corp. as of December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Route 537 Realty, Corp. as of December 31, 2000 and the results of its operations and its cash flows and its (analysis of net worth/changes in stockholders' equity) for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.


                                               /s/ F. X. Duffy & Co.


February 28, 2001

                             ROUTE 537 REALTY, CORP.

                                  BALANCE SHEET

                             AS OF DECEMBER 31, 2000



                                     ASSETS

TOTAL CURRENT ASSETS                                                $        0

FIXED ASSETS:

Land                                        785,000
Building & Improvements                     615,000
                                        -----------

TOTAL FIXED ASSETS                                                   1,400,000
                                                                    ----------

OTHER ASSETS:

Mortgage Receivable                               0
                                        -----------

TOTAL OTHER ASSETS                                                           0
                                                                    ----------


TOTAL ASSETS                                                        $1,400,000
                                                                    ==========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                                  BALANCE SHEET

                             AS OF DECEMBER 31, 2000



                      LIABILITIES AND STOCKHOLDERS' EQUITY

TOTAL CURRENT LIABILITIES                                           $        0


LONG TERM LIABILITIES:

Loan from shareholder                          1,762,308
                                               ---------

TOTAL LONG TERM LIABILITIES                                          1,762,308
                                                                    ----------


TOTAL LIABILITIES                                                    1,762,308


STOCKHOLDERS' EQUITY:

Common Stock (Par Value $.01)                     50,000
Retained Earnings                               (412,308)
                                               ---------

TOTAL STOCKHOLDERS' EQUITY                                            (362,308)
                                                                    ----------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $1,400,000
                                                                    ==========








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             ROUTE 537 REALTY, CORP.

                          NOTES TO FINANCIAL STATEMENT

                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000

1. NATURE OF BUSINESS

Route 537 Realty, Corp. (The "Company") is currently an inactive corporation with no business activity. The Company was incorporated in the State of New York on March 24, 1989. The Company operated as a real estate company until the sale of its real assets in 1994.

2. REAL ASSET FORECLOSURE

The real asset was foreclosed on in 2000 and the corporation reacquired the asset.